SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): DECEMBER 18, 2002




                           HOLLYWOOD CASINO SHREVEPORT
                         SHREVEPORT CAPITAL CORPORATION
               (Exact name of Registrant as specified in charter)



          LOUISIANA                      333-88679              72-1225563
          LOUISIANA              (Commission file number)       75-2830167
 (State or other jurisdiction                                (I.R.S. employer
      of incorporation)                                     identification no.)




                             451 CLYDE FANT PARKWAY
                           SHREVEPORT, LOUISIANA 71101
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (318) 220-0711


                                  ____________


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ITEM 5.    OTHER EVENTS.

           On August 7, 2002, Hollywood Casino Corporation, a Delaware corporation and parent company of Hollywood Casino Shreveport ("HCC"), Penn National Gaming, Inc., a Pennsylvania corporation ("Penn National"), and P Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Penn National ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, and subject to the conditions thereof, HCC will become a wholly-owned subsidiary of Penn National through the merger of Merger Sub with and into HCC.

           The consummation of the transactions contemplated by the Merger Agreement was subject to, among other things, the approval of HCC's stockholders. On December 18, 2002, HCC's stockholders approved and adopted the Merger Agreement at a Special Meeting of Stockholders held for such purpose.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a) Not applicable.

           (b) Not applicable.

           (c) None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HOLLYWOOD CASINO SHREVEPORT
                               By: HCS I, Inc.


Dated:  December 18, 2002      By:  /s/ PAUL C. YATES
                                   ---------------------------------------------
                                   Paul C. Yates
                                   Executive Vice President, Chief Financial
                                   Officer, Treasurer and Assistant Secretary



                               SHREVEPORT CAPITAL CORPORATION



Dated:  December 18, 2002       By:     /s/ PAUL C. YATES
                                      ------------------------------------------
                                      Paul C. Yates
                                      Executive Vice President, Chief Financial
                                      Officer, Treasurer and Assistant Secretary